UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 4, 2008
NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27038 (Commission File Number)	94-3156479 (IRS Employer Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (781) 565-5000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Ex-1.1 Underwriting Agreement, by and between Nuance Communications, Inc. and Thomas Weisel Partners LLC, dated June 4, 2008.
Ex-5.1 Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.

Item 1.01. Entry Into a Material Definitive Agreement.
On June 4, 2008, Nuance Communications, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Thomas Weisel Partners LLC (the “Underwriter”) for the sale by the Company of 5,575,000 shares of its common stock, par value $0.001 per share (the “Shares”). The Shares were sold to the public at a price of $18.15 per share, and the underwriting discount was $0.20 per share. The Company granted the Underwriter a 30-day option to purchase an additional 836,250 shares of its common stock. The offering closed on June 10, 2008.
The Underwriting Agreement contains customary representations, warranties and covenants by the Company. It also provides for customary indemnification by the Company and the Underwriter for losses or damages arising out of or in connection with the sale of the Shares.
The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-147715) initially filed with the Securities and Exchange Commission (the “Commission”) on November 29, 2007, the prospectus included therein, a free writing prospectus dated June 4, 2008 and a prospectus supplement relating to the Shares dated June 4, 2008.
A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement.
Item 8.01. Other Events.
On June 10, 2008, the Company closed its public offering of the Shares. The Company issued 5,575,000 shares of its common stock in the offering. Gross proceeds to the Company were approximately $100.1 million and net proceeds, after commissions and other offering expenses, were approximately $99.8 million.
Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel to the Company, has issued an opinion to the Company regarding the legality of the Shares, a copy of which is attached hereto as Exhibit 5.1 and Exhibit 23.1, respectively, and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
              (d) Exhibits.

Exhibits	Description

1.1	Underwriting Agreement, by and between Nuance Communications, Inc. and Thomas Weisel Partners LLC, dated June 4, 2008.

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1 above).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.
Date: June 10, 2008	By:	/s/ James R. Arnold, Jr.
James R. Arnold, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibits	Description

1.1	Underwriting Agreement, by and between Nuance Communications, Inc. and Thomas Weisel Partners LLC, dated June 4, 2008.

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1 above).